EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF INNOVATION1 BIOTECH, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Innovation1 Biotech, Inc. for the quarter ended February 28, 2023, the undersigned, Frederick E. Pierce, Principal Executive Officer and Principal Accounting Officer of Innovation1 Biotech, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

Date: May 30, 2023	By:	/s/ Frederick E. Pierce
Frederick E. Pierce
Interim Acting Chief Executive Officer Principal Executive Officer and Principal Accounting Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.